                                                                     Exhibit 1.1

                          LIONBRIDGE TECHNOLOGIES, INC.

                          COMMON STOCK, $0.01 PAR VALUE
                                    PER SHARE

                             UNDERWRITING AGREEMENT

                                                              December [ ], 2005

Goldman, Sachs & Co.,
Friedman, Billings, Ramsey & Co., Inc.
 As representatives of the several Underwriters
    named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

      Bowne & Co., Inc., a Delaware corporation (the "Primary Selling Stockholder"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 9,400,000 shares (the "Firm Shares") and, at the election of the Underwriters, each of Lionbridge Technologies, Inc., a Delaware corporation (the "Company") and the stockholder of the Company named in Schedule II hereto (the "Additional Selling Stockholder", and together with the Primary Selling Stockholder, the "Selling Stockholders") propose, subject to the terms and conditions stated herein, to sell to the Underwriters up to 1,410,000 additional shares (the "Optional Shares") of Common Stock, par value $0.01 (the "Stock") of the Company (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the "Shares").

      1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

            (i) A registration statement on Form S-3 (File No. 333-129933) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the Preliminary Prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(a)(iii) hereof) is hereinafter called the "Pricing Prospectus"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus, the Pricing Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such prospectus; and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated therein; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any "issuer free writing prospectus" as defined in Rule 433 under the Act relating to the Shares is hereinafter called an "Issuer Free Writing Prospectus");

            (ii) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

            (iii) For the purposes of this Agreement, the "Applicable Time" is ___:___ (Eastern time) on the date of this Agreement; the Pricing Prospectus as supplemented by the Issuer Free Writing Prospectuses and other documents listed in Schedule III(a) hereto, taken together (collectively, the "Pricing Disclosure Package") as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule III(a) or Schedule III(b) hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each Issuer Free Writing Prospectus listed in Schedule III(b) hereto, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

            (iv) The documents incorporated by reference in the Pricing Prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein; and no such documents were filed with the Commission since the Commission's close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule III(c) hereto;

            (v) The Registration Statement conforms and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

            (vi) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any material loss or interference with its business from fire, earthquake, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been any change in the capital stock (other than changes that may result from the exercise of options for the Company's capital stock outstanding as of the date of this Agreement) or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Pricing Prospectus;

            (vii) The Company and its subsidiaries have good and marketable title in fee simple to all real property (other than mortgages with respect to such real property) and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except (A) with respect to personal property, security interests in favor of Wachovia Bank, National Association, (B) such as are described in the Pricing Prospectus or (C) such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

            (viii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

            (ix) The Company has an authorized capitalization as set forth in the Pricing Prospectus under the caption "Capitalization", and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description of the Stock contained in the Pricing Prospectus and Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances or claims, except for security interests, liens, encumbrances, pledges or other claims in favor of Wachovia Bank, National Association;

            (x) The unissued Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Stock contained in the Prospectus;

            (xi) The issue and sale of the Shares to be sold by the Company and the compliance by the Company with this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required by the National Association of Securities Dealers, Inc., or under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

            (xii) Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

            (xiii) The statements set forth under the caption "Description of Capital Stock" incorporated by reference in the Pricing

      Prospectus and Prospectus from the Company's registration statement on Form S-1, as amended, through the incorporation by reference of certain portions of the Company's registration statement on Form 8-A, insofar as it purports to constitute a summary of the terms of the Stock and in the Pricing Prospectus and Prospectus under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

            (xiv) Other than as set forth in the Pricing Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate result in a material adverse effect on the general affairs management, current or future financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"); and no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

            (xv) The Company is not and, after giving effect to the offering and sale of the Shares and the application of proceeds thereof, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

            (xvi) At the time of filing the Initial Registration Statement the Company was not, and the Company on the date of this Agreement is not, an "ineligible issuer" as defined under Rule 405 under the Act;

            (xvii) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, and have audited the Company's internal control over financial reporting and management's assessment thereof and KPMG LLP, who have certified certain financial statements of BGS, are each independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

            (xviii) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company's principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles (it being understood that in accordance with the Commission's answers in "Management's Report on Internal Control Over Financial Reporting and Certification of Disclosure in Exchange Act Periodic Reports Frequently Asked Questions (revised October 6, 2004)", the Company does not expect to include in its assessment of internal controls, the operations acquired from Bowne & Co., Inc. (the "Bowne Operations") until the filing of the Company's 10-K for the Year Ended December 31, 2006). Except as disclosed in the Pricing Prospectus, and except with respect to (A) below, for the Bowne Operations: (A) the Company's internal control over financial reporting is effective and (B) the Company is not aware of any material weaknesses in its internal control over financial reporting;

            (xix) Since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus, there has been no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting;

            (xx) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company's principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;

            (xxi) No labor dispute with employees of the Company or any of its subsidiaries exist or, to the Company's knowledge is threatened or imminent that could have a Material Adverse Effect; and

            (xxii) Except as disclosed in the Pricing Prospectus and subject to the security interests in favor of Wachovia Bank, National Association, the Company and its subsidiaries, own or possess, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses, and neither the Company nor any such subsidiary has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

      (b) Each of the Selling Stockholders severally represents and warrants to, and agrees with, each of the Underwriters and the Company that:

            (i) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder;

            (ii) The sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of such Selling Stockholder if such Selling Stockholder is a corporation, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

            (iii) Such Selling Stockholder has, and immediately prior to the relevant Time of Delivery (as defined in Section 4 hereof) such Selling Stockholder will have, good and valid title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances or claims; and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances or claims, will pass to the several Underwriters;

            (iv) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

            (v) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such Preliminary Prospectus, Pricing Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

            (vi) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to you prior to or at the relevant Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

            (vii) The obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement; and

            (viii) Such Selling Stockholder is not a member of or an affiliate of or associated with any member of the NASD.

      2. Subject to the terms and conditions herein set forth, (a) the Primary Selling Stockholder agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Primary
Selling Stockholder, at a purchase price per share of $......., the number of
Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell and the Additional Selling Stockholder agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Additional Selling Stockholder at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder).

      The Company and the Additional Selling Stockholder, as and to the extent indicated in Schedule II hereto, hereby grant, severally and not jointly, to the Underwriters the right to purchase at their election up to 1,410,000 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm Shares, provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares. Any such election to purchase Optional Shares shall be made pro rata among the Company and the Additional Selling Shareholder. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company and the Additional Selling Stockholder, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you, the Company and the Additional Selling Stockholder otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

      3. Upon the authorization by you of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Prospectus.

      4. (a) The Shares to be purchased by each Underwriter hereunder will be represented by one or more definitive global Shares in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company and each Selling Stockholder will deliver the Shares to Goldman, Sachs & Co., for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company and each Selling Stockholder to Goldman, Sachs & Co. at least forty-eight hours in advance, by causing DTC to credit the

Shares to the account of Goldman, Sachs & Co. at DTC. The Company will cause the certificates representing the Shares to be made available to Goldman, Sachs & Co. for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on December [ ], 2005 or such other time and date as Goldman, Sachs & Co. and the Primary Selling Stockholder may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Company and the Additional Selling Stockholder may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

      (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(o) or 8(p) hereof, will be delivered at the offices of Sullivan & Cromwell LLP, 1701 Pennsylvania Avenue, NW, Washington, DC, (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 4:00 p.m., Eastern time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

      5. The Company agrees with each of the Underwriters:

      (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

      (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

      (c) Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

      (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule
158);

      (e) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose, except as provided hereunder, of any securities of the Company that are substantially similar to the Shares, including but not limited to any options or warrants to purchase shares of Stock or any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities other than (i) the issuance of shares of Stock pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement, (ii) the issuance of shares of Stock in exchange for the assets of, or a majority or controlling portion of the equity of, another entity in connection with the acquisition by the Company or any of its subsidiaries of such entity, provided, however, that in the case of
(ii), (A) prior to such issuance of shares of Stock, each recipient of such shares shall have executed and delivered to the Representatives an agreement substantially in the form of Annex V hereto, and (B) the aggregate market value of such shares of Stock shall not exceed 10% of the market capitalization of the Company immediately following the First Time of Delivery or (iii) without the prior written consent of Goldman, Sachs & Co.;

      (f) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

      (g) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you, as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed, it being understood that the filing of any such reports and financial statements with the Commission via EDGAR filing system shall be deemed to have been provided to you as a result of such filing.

      (h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Pricing Prospectus under the caption "Use of Proceeds";

      (i) To use its best efforts to list for quotation the Shares on the Nasdaq Stock Market Inc.'s National Market ("NASDAQ");

      (j) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

      (k) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

      6. (a) The Company and each of the Selling Stockholders represents and agrees that, without the prior consent of Goldman, Sachs & Co., it has not made and will not make any offer relating to the Shares that would constitute a "free writing prospectus" as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company, the Selling Stockholders and Goldman, Sachs & Co., it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company, the Selling Stockholders and Goldman, Sachs & Co. is listed on Schedule III(a) or Schedule III(b) hereto;

      (b) The Company and each Selling Stockholder has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show;

      (c) The Company and each Selling Stockholder agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company or the Selling Stockholder will give prompt notice thereof to Goldman, Sachs & Co. and, if requested by Goldman, Sachs & Co., and the Company will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein.

      7. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants and the accountants for BGS in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey (iv) all fees and expenses in connection with listing the Shares on NASDAQ; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; and
(viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

      8. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Stockholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and of the Selling Stockholders shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

      (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Act; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

      (b) Sullivan & Cromwell LLP, counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares and such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass on such matters;

      (c) Goodwin Procter LLP, counsel for the Company, shall have furnished to you their written opinion (a form of such opinion is attached as Annex III hereto), dated the such Time of Delivery, in form and substance satisfactory to you, to the effect that:

            (i) the Company has been duly incorporated and is validly existing as a corporation under the laws of Delaware and is in good standing under the laws of each of Delaware and Massachusetts; each of VeriTest, Inc. and Lionbridge US, Inc. (collectively, the "Delaware Subsidiaries") is validly existing as a corporation in good standing under the laws of the jurisdictions listed on Schedule IV attached hereto;

            (ii) the Company and each of the Delaware Subsidiaries have the corporate power to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus, and the Company has the corporate power to execute, deliver and perform this Agreement;

            (iii) the issued shares of capital stock of each of the Delaware Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned beneficially by the Company free and clear of, to the best of such counsel's knowledge, any security interests, pledges, liens or encumbrances except for security interests, pledges, liens or encumbrances in favor of Wachovia Bank, National Association or as described in the Prospectus;

            (iv) the authorized capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" as of the dates stated therein; the Shares to be issued by the Company pursuant to the terms of this Agreement have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in this Agreement, will be validly issued, fully paid and non-assessable; to such counsel's knowledge and except as described in the Prospectus, no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Shares under any of the agreements filed as an exhibit to the Company's most recent annual report on Form 10-K or any subsequent quarterly report on Form 10-Q or current report on Form 8-K and to which the Company or any of its subsidiaries is a party (the "Listed Agreements"); and to such counsel's knowledge, no holders of securities of the Company are entitled to have such securities registered under the Registration Statement other than those holders whose rights have been waived or satisfied pursuant to the Registration Statement or as described in the Prospectus;

            (v) the statements under the captions (A) "Description of Capital Stock" incorporated by reference in the Prospectus from the Company's registration statement on Form S-1, as amended, through the incorporation by reference of certain portions of the Company's registration statement on Form 8-A to the extent they constitute matters of law or legal conclusions regarding the Stock and (B) "Underwriting" in the Prospectus, to the extent they constitute matters of law or legal conclusions, have been reviewed by such counsel and are correct in all material respects; and the statements set forth under the headings "Legal Proceedings," in the Company's Quarterly Report on From 10-Q for the Quarter Ended September 30, 2005 incorporated by reference in the prospectus, insofar as such statements constitute matters of law or legal conclusions, are correct in all material respects;

            (vi) this Agreement has been duly authorized, executed and delivered by the Company;

            (vii) the issuance, offering and sale of the Shares to the Underwriters by the Company pursuant to this Agreement, the performance by the Company of this Agreement do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained under the Act and such as may be required under the NASD or state securities or blue sky laws (as to which such counsel need express no opinion), or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any Listed Agreement, or the charter documents or by-laws of the Company or any of the U.S. Subsidiaries, or Delaware General Corporation Law or any Massachusetts or federal statute, rule or regulation or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to us and applicable to the Company or the U.S. Subsidiaries;

            (viii) the Company is not subject to registration as an investment company or an entity "controlled" by an investment company under the Investment Company Act of 1940, as amended, and, assuming the proceeds from the Offering are used as contemplated under the caption "Use of Proceeds" in the Prospectus, the transactions contemplated by this Agreement will not cause the Company to become an investment company subject to registration under such Act;

            (ix) the form of certificate used to evidence the Shares complies in all material respects with the Delaware General Corporation Law and with any applicable requirements of the organizational documents of the Company;

            (x) we have been informed by the Commission that the Registration Statement is effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) of the Act has been made in the manner and within the time period required by Rule 424(b); and we have been informed by the Commission that no stop order suspending the effectiveness of the Registration Statement has been issued and, to such counsel's knowledge, no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission.

            Such counsel shall state that it has reviewed the Registration Statement and the Prospectus, participated in discussions with the representatives of the Underwriters, those of counsel for the Underwriters, and those of representatives of the Company and PricewaterhouseCoopers LLP, independent auditors of the Company, during which the contents of the Registration Statement, the Pricing Prospectus and the Prospectus were discussed. Such counsel may state that between the effectiveness of the Registration Statement and the relevant Time of Delivery, it participated in further discussions with representatives of the Underwriters, those of counsel for the Underwriters and those of the Company and PricewaterhouseCoopers LLP, independent auditors of the Company, and such counsel reviewed certain certificates of officers of the Company and public officials and the letters from PricewaterhouseCoopers LLP, independent auditors of the Company, delivered to you at the relevant Time of Delivery. Such counsel may state that the purpose of its engagement was not to establish or to confirm factual matters set forth in the Registration Statement, the Pricing Prospectus, the Prospectus and any further amendments and supplements thereto and that it has not undertaken any obligation to verify independently any of the factual matters set forth in the Registration Statement, the Pricing Prospectus, the Prospectus and any further amendments and supplements thereto. Such counsel may state that many of the determinations required to be made in the preparation of the Registration Statement, the Pricing Prospectus, the Prospectus and any further amendments and supplements thereto involve matters of a non-legal nature. Subject to the foregoing, such counsel will confirm that: (i) on the basis of the information gained in the course of performing the services referred to above, nothing came to such counsel's attention that caused them to believe that any part of the Registration Statement, as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus and any further amendments and supplements thereto, when such part or amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) nothing came to such counsel's attention that caused them to believe that the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading; and
      (iii) nothing came to such counsel's attention in the course of the procedures described in the second sentence of this paragraph that caused them to believe that the Prospectus and any further amendments and supplements thereto, as of the relevant Time of Delivery, contain any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that such counsel need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus and any further amendments and supplements thereto, and such counsel need not express any belief as to the financial statements or other financial data derived from accounting records contained in the Registration Statement, the Prospectus and any further amendments and supplements thereto. Such counsel shall also confirm that the Registration Statement, as of its effective date, and the Prospectus and any further amendments and supplements thereto, as of the date when such part or amendment became effective, appeared on their face to be responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder.

      (d) Margaret Shukur, general counsel of the Company, shall have furnished to you her written opinion in form and substance reasonably satisfactory to you, stating that:

            (i) the Company and each of its U.S. subsidiaries ("U.S. Subsidiaries") are validly existing as a corporation and are in good standing;

            (ii) all of the issued shares of capital stock of the Company and each of the U.S. Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws and, to such counsel's knowledge, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities;

            (iii) neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws or, to such counsel's knowledge, in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument which it is a party or by which it or any of its properties may be bound which would have a Material Adverse Effect;

            (iv) the Company and each of its subsidiaries have the corporate power to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus; and

            (v) (A) no legal or governmental proceedings are pending to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and, no such proceedings have been threatened against the Company or any of its subsidiaries or with respect to any of their respective properties and (B) no contract or other document known to such counsel is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required.

      (e) De Brauw Blackstone Westbroek p.c., counsel for the Company's Lionbridge Technologies Holdings B.V., Lionbridge Technologies B.V., Lionbridge of Europe B.V and Lionbridge of Gibraltar B.V. subsidiaries, shall have delivered an opinion to the Underwriters in a form reasonably satisfactory to the Underwriters;

      (f) Arthur Cox, counsel for the Company's Lionbridge International subsidiary, shall have delivered an opinion to the Underwriters in a form reasonably satisfactory to the Underwriters;

      (g) The counsel for the Primary Selling Stockholder shall have furnished to you their written opinion with respect to the Primary Selling Stockholder (a draft of such opinion is attached as Annex IV(a) hereto), dated the relevant Time of Delivery, in form and substance satisfactory to you, to the effect that:

            (i) this Agreement has been duly executed and delivered by or on behalf of the Primary Selling Stockholder; and the sale of the

      Shares to be sold by such Selling Stockholder hereunder and the compliance by the Primary Selling Stockholder with all of the provisions of this Agreement and will not breach or result in a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument identified as an exhibit to the Primary Selling Stockholder's most recent annual report on Form 10-K filed with the Commission, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By laws of the Primary Selling Stockholder or any federal or New York statute or the Delaware General Corporation Law or any rule or regulation that has been issued pursuant to any federal or New York statute or the Delaware General Corporation Law or any order known to such counsel of any court or governmental agency or body having jurisdiction over the Primary Selling Stockholder or any of its properties;

            (ii) no consent, approval, authorization, order, registration or qualification of or with any federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law or, to such counsel's knowledge, any federal or New York court or any Delaware court acting pursuant to the Delaware General Corporation Law is required for the issue and sale of the Shares by the Primary Selling Stockholder and the compliance by the Primary Selling Stockholder with all of the provisions of this Agreement, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters; and

            (iii) upon the payment and transfer contemplated by this Agreement, the Underwriters will acquire a security entitlement with respect to the Shares to be sold by the Primary Selling Stockholder and no action based on an adverse claim may be asserted against the Underwriters.

      (h) The counsel for the Additional Selling Stockholder shall have furnished to you their written opinion with respect to the Additional Selling Stockholder (a draft of such opinion is attached as Annex IV(b) hereto), dated the relevant Time of Delivery, in form and substance satisfactory to you, to the effect that:

            (i) this Agreement has been duly executed and delivered by or on behalf of the Additional Selling Stockholder; and the sale of the Shares to be sold by the Additional Selling Stockholder hereunder and the performance by the Additional Selling Stockholder of this Agreement will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any federal or Massachusetts statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Additional Selling Stockholder is a party or by which the Additional Selling Stockholder is bound or to which any of the property or assets of the Additional Selling Stockholder is subject, nor will such action result in any violation of any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Additional Selling Stockholder or the property of the Additional Selling Stockholder;

            (ii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by the Additional Selling Stockholder hereunder, except which have been duly obtained and are in full force and effect, such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters; and

            (iii) assuming that the Underwriters acquire the Shares to be sold to them by the Additional Selling Stockholder pursuant to the this Agreement without notice of an adverse claim thereto, upon (a)(i) indication by DTC by book entry that the Shares to be sold by the Additional Selling Stockholder have been credited to the Representatives' securities accounts on behalf of the Underwriters at DTC or (ii) DTC's acquisition of the Shares to be sold by the Additional Selling Stockholder for the Representatives on behalf of the Underwriters and acceptance of the Shares to be sold by the Additional Selling Stockholder for the Representatives' securities accounts on behalf of the Underwriters and (b) payment therefor in accordance with the terms of this Agreement, no action based on an adverse claim may be validly asserted against the Underwriters with respect to their interest in the Shares to be sold by the Additional Selling Stockholder. For purposes of this paragraph iii, the terms "adverse claim", "notice of an adverse claim" and "securities account" have the respective meanings ascribed thereto in Sections 8-102(a)(1), 8-105 and 8-501 of the Uniform Commercial Code.

      (i) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, each of PricewaterhouseCoopers LLC and KPMG LLC shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto and Annex II hereto, respectively (the executed copy of the letters delivered prior to the execution of this Agreement are attached as Annex I(a) and Annex II(a) hereto and drafts of the form of letters to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery are attached as Annex I(b) and Annex II(b) hereto);

      (j) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

      (k) On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

      (l) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on NASDAQ; (ii) a suspension or material limitation in trading in the Company's securities on NASDAQ; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or
(v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

      (m) The Shares to be sold at such Time of Delivery shall have been duly listed for quotation on NASDAQ;

      (n) The Company shall have obtained and delivered to the Underwriters executed copies of an agreement from each of the Primary Selling Stockholder and Rory Cowan, substantially to the effect set forth in Annex V(a) and Annex V(b), respectively, hereto in form and substance satisfactory to you;

      (o) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

      (p) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (j) of this Section and as to such other matters as you may reasonably request; and

      (q) Each Selling Stockholder shall have furnished or caused to be furnished to you at such Time of Delivery, certificates satisfactory to you as to the accuracy of the representations and warranties of such Selling Stockholder herein at and as of such Time of Delivery, as to the performance by such Selling Stockholder of all of its obligations hereunder to be performed at or prior to such Time of Delivery.

      9. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any "issuer information" filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

      (b) Each of the Selling Stockholders, severally and not jointly, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein. Notwithstanding the foregoing, each individual Selling Stockholder shall be liable under the foregoing indemnity agreement only to the extent of the proceeds (net of underwriting discounts and commissions) received by such Selling Stockholder from the sale of the Shares to the Underwriters pursuant to this Agreement.

      (c) Each Underwriter will indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any

Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company or such Selling Stockholder for any legal or other expenses reasonably incurred by the Company and each Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

      (d) Promptly after receipt by an indemnified party under subsection (a),
(b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

      (e) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e),
(i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and

(ii) no Selling Stockholder shall be required to contribute in excess of an amount equal to the product of the number of Shares sold by such Selling Stockholder and the public offering price of the Shares set forth in the Prospectus, net of underwriting discounts and commissions. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(e) to contribute are several in proportion to their respective underwriting obligations and not joint. Notwithstanding anything to the contrary in the subsection (e), the Selling Stockholders shall only be required to contribute insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder for use therein; and no Selling Stockholder shall be required to contribute any amount in excess of an amount equal to the product of (i) the number of Shares sold by such Selling Stockholder and (ii) the public offering price of the Shares as set forth in the Prospectus, net of underwriting discounts and commissions.

      (f) The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

      10. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Stockholders that you have so arranged for the purchase of such Shares, or the Company and the Selling Stockholders notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Stockholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

      (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company and the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in
Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      11. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any of the Selling Stockholders or any officer or director or controlling person of the Company, or any officer or director or controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Shares.

      12. If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Company nor the Selling Stockholders shall then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company and the Selling Stockholders as provided herein, the Company and each of the Selling Stockholders pro rata (based on the number of Shares to be sold by the Company and such Selling Stockholder hereunder will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but neither the Company nor any Selling Stockholder shall then be under any further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 7 and 9 hereof.

      13. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

      All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., One New York Plaza, 42nd Floor, New York, New York 10004, Attention:
Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; and if to any Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission at its address set forth in Schedule II hereto; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

      14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholders and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

      15. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

      16. The Company and each Selling Stockholder acknowledges and agrees that
(i) the purchase and sale of the Shares pursuant to this Agreement is an arm's-length commercial transaction between the Company and the Selling Stockholders, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or the Selling Stockholders, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or the Selling Stockholders with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Selling Stockholders on other matters) or any other obligation to the Company or the Selling Stockholders except the obligations expressly set forth in this Agreement and (iv) each of the Company and each Selling Stockholder has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company and the Selling Stockholders agree that they will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

      17. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Selling Stockholders and the Underwriters, or any of them, with respect to the subject matter hereof.

      18. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      19. The Company, each Selling Stockholder and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

      20. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

      21. Notwithstanding anything herein to the contrary, the Company and each Selling Stockholder is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company and the Selling Stockholders relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, "tax structure" is limited to any facts that may be relevant to that treatment.

      If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and each of the Representatives plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, the Company and the Selling Stockholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Stockholders for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                                Very truly yours,

                                                BOWNE & CO., INC.

                                                By:
                                                    ----------------------------
                                                     Name:
                                                     Title:

Accepted as of the date hereof:

GOLDMAN, SACHS & CO.                            LIONBRIDGE TECHNOLOGIES, INC.
FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

BY:                                             BY:
    ------------------------------                  ----------------------------
         (Goldman, Sachs & Co.)                      NAME:
                                                     TITLE:

                                                STEPHEN J. LIFSHATZ

                                                --------------------------------

On behalf of each of the Underwriters

                                   SCHEDULE I

                                                                                       NUMBER OF OPTIONAL
                                                                                          SHARES TO BE
                                                              TOTAL NUMBER OF             PURCHASED IF
                                                               FIRM SHARES               MAXIMUM OPTION
                            UNDERWRITER                       TO BE PURCHASED              EXERCISED
                            -----------                       ---------------          ------------------
Goldman, Sachs & Co....................................
Friedman, Billings, Ramsey & Co., Inc..................

                                                              ---------------          ------------------
       Total...........................................
                                                              ===============          ==================

                                   SCHEDULE II

                                                                          Number of Optional
                                             Total Number of Firm         Shares to be Sold if
                                              Shares to be Sold         Maximum Option Exercised
                                             --------------------       ------------------------
The Company                                               0                    1,355,000
     The Selling Stockholders:

         Bowne & Co. Inc.                         9,400,000                            0

         345 Hudson Street
         New York, NY 10014
         Tel: 212-924-5500
         Fax: 212-229-3149
         Attn: General Counsel

         Stephen J. Lifshatz                              0                       55,000

         c/o Lionbridge
         Technologies, Inc.
         50 Winter Street
         Waltham, MA  02451
         Tel:  781-434-6000
         Fax:  781-434-6034

                                  SCHEDULE III

      (a) Materials other than the Pricing Prospectus that comprise the Pricing Disclosure Package:

      (b) Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package:

      (c) Additional Documents Incorporated by Reference:

                                   SCHEDULE IV

The Company: Massachusetts

Lionbridge US, Inc.: Colorado, Idaho and Massachusetts

VeriTest, Inc.: Idaho, North Carolina and Washington

                                                                         ANNEX I

      Pursuant to Section 8(i) of the Underwriting Agreement,
PricewaterhouseCoopers LLP shall furnish letters to the Underwriters to the effect that:

            (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

            (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives") and are attached hereto;

            (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which are attached hereto; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

            (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

            (v) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the interim financial statements of the Company and its subsidiaries as of October 31, 2005 and for the period ending October 31, 2005, except with respect to subparagraph (D) below, which shall be as of the time noted therein, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                  (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be conformity with generally accepted accounting principles;

                  (B) any other unaudited income statement data and balance
            sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                  (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                  (D) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (E) for the period from the date of the latest financial
            statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (D) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

            (vi) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (v) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                                                        ANNEX II

      Pursuant to Section 8(i) of the Underwriting Agreement, KPMG LLP shall furnish letters to the Underwriters to the effect that:

      (i) They were independent public accountants with respect to BGS Companies, Inc. and its affiliates within the meaning of the Act and the applicable published rules and regulations thereunder for the periods covered;

      (ii) In their opinion, the financial statements and any supplementary financial information and schedules of BGS Companies Inc. and its affiliates (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives") and are attached hereto;

      (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows of BGS Companies Inc. and its affiliates included in the Prospectus and/or included in any Exchange Act filing incorporated by reference into the Prospectus as indicated in their reports thereon copies of which are attached hereto; and on the basis of specified procedures including inquiries of officials of BGS Companies Inc. who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
(vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

      (iv) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the interim financial statements of the Company and its subsidiaries as of August 11, 2005 and for the period ending August 11, 2005, except with respect to subparagraph (D) below, which shall be as of the time noted therein, inspection of the minute books of BGS Companies Inc. and its affiliates since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of BGS Companies Inc. and its affiliates responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

      (A) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows of BGS Companies Inc. and its affiliates incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (B) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows of BGS Companies Inc. and its affiliates incorporated by reference in the Prospectus, for them to be conformity with generally accepted accounting principles; and

      (v) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of BGS Companies Inc. and its affiliates, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of BGS Companies Inc. and its affiliates and have found them to be in agreement.

                                                                       ANNEX III

                          [FORM OF GP/COMPANY OPINION]

                                                                     ANNEX IV(a)

                  [FORM OF PRIMARY SELLING STOCKHOLDER OPINION]

                                                                     ANNEX IV(b)

                [FORM OF ADDITIONAL SELLING STOCKHOLDER OPINION]

                                                                      ANNEX V(a)

                                LOCK-UP AGREEMENT

                                DECEMBER___, 2005

Goldman, Sachs & Co.
Friedman, Billings, Ramsey & Co., Inc.
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY  10004

            Re: Lionbridge Technologies, Inc.- Lock-Up Agreement

Ladies and Gentlemen:

      The undersigned understands that you, as representatives (the "Representatives"), propose to enter into an Underwriting Agreement on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the "Underwriters"), with Lionbridge Technologies, Inc., a Delaware corporation (the "Company") and the Selling Stockholders named therein (the "Underwriting Agreement"), providing for a public offering of the Common Stock of the Company (the "Shares") pursuant to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission (the "SEC").

      In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date hereof and continuing to and including the date 90 days after the date of the final Prospectus covering the public offering of the Shares, the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Common Stock of the Company, or any options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the "Undersigned's Shares").

      The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned's Shares even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned's Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares.

      Notwithstanding the foregoing, this Lock-Up Agreement shall not apply to the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement. In addition, the undersigned may transfer the Undersigned's Shares with the prior written consent of Goldman, Sachs & Co. on behalf of the Underwriters. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the capital stock of the Company to any wholly-owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Agreement and there shall be no further transfer of such capital stock except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned's Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Undersigned's Shares except in compliance with the foregoing restrictions.

      The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.

                                       Very truly yours,

                                       Bowne & Co., Inc.

                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                                                      ANNEX V(b)

                          LIONBRIDGE TECHNOLOGIES, INC.

                                LOCK-UP AGREEMENT

                               DECEMBER ___, 2005

Goldman, Sachs & Co.
Friedman, Billings, Ramsey & Co., Inc.
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY  10004

            Re: Lionbridge Technologies, Inc.- Lock-Up Agreement

Ladies and Gentlemen:

      The undersigned understands that you, as representatives (the "Representatives"), propose to enter into an Underwriting Agreement on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the "Underwriters"), with Lionbridge Technologies, Inc., a Delaware corporation (the "Company") and the Selling Stockholders named therein (the "Underwriting Agreement"), providing for a public offering of the Common Stock of the Company (the "Shares") pursuant to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission (the "SEC").

      In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date hereof and continuing to and including the date 90 days after the date of the final Prospectus covering the public offering of the Shares, the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Common Stock of the Company, or any options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the "Undersigned's Shares").

      The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned's Shares even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned's Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares.

      Notwithstanding the foregoing, this Lock-Up Agreement shall not apply to the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement. In addition, the undersigned may transfer the Undersigned's Shares
(i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) pursuant to any 10b5-1 plan of the Company existing on the date hereof, or (iv) with the prior written consent of Goldman, Sachs & Co. on behalf of the Underwriters. For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the capital stock of the Company to any wholly-owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Agreement and there shall be no further transfer of such capital stock except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by clause (i), (ii), or (iii) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned's Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Undersigned's Shares except in compliance with the foregoing restrictions.

      The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.

      This Lock-Up Agreement shall automatically terminate and be of no further force or effect upon the earliest to occur, if any, of (i) either Goldman, Sachs & Co. or the Company advising the other party in writing, prior to execution of the Underwriting Agreement, that it has determined not to proceed with the Offering, (ii) the termination of the Underwriting Agreement before the sale of any Shares to the Underwriters and (iii) December 31, 2005 if the Offering has not been completed by such date.

                                        Very truly yours,

                                        Rory Cowan

                                        ----------------------------------------